EXHIBIT(A)(3)

                              LETTER OF TRANSMITTAL

                               TO TENDER SHARES OF

                         DUNES HOTELS AND CASINOS, INC.

  SERIES B, $7.50 CUMULATIVE PREFERRED STOCK AT $30.00 NET PER PREFERRED SHARE

            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 31, 2000

                                       OF

                         DUNES HOTELS AND CASINOS, INC.

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            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 4:00 P.M.,
        CENTRAL TIME, ON DECEMBER 29, 2000 UNLESS THE OFFER IS EXTENDED.
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      This Letter of Transmittal, certificates for Preferred Shares (as defined below) and any other required documents should be sent or delivered by each shareholder of Dunes Hotels and Casinos, Inc. (the "Dunes") or such shareholder's broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                    ChaseMellon Shareholder Services, L.L.C.

  By First Class Mail:             By Hand:            By Overnight Company:

Reorganization Department  Reorganization Department  Reorganization Department
   P.O. Box 3301                 120 Broadway            85 Challenger Road
South Hackensack, NJ 07606        13th Floor              Mail Stop-Reorg
          07606               New York, NY 10271      Ridgefield Park, NJ 07660



                                For Information:
                             1-316-636-1070, Ext. 28

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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                         DESCRIPTION OF SHARES TENDERED
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 Name(s) and address(es) of
    registered holder(s)
 (please fill in, if blank,       Share Certificate(s) and Share(s) Tendered
     exactly as name(s)             (attach additional list, if necessary)
    appear(s) on Share              --------------------------------------
      Certificate(s))
      ---------------

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                                               Total Number of
                                                   Shares
                                                  Evidenced
                             Certificate       by Share     Number of Shares
                             Number(s) (1)   Certificate(s)    Tendered (2)
                                                     (1)
                             --------------------------------------------------
                             --------------------------------------------------

                             --------------------------------------------------
                             --------------------------------------------------

                             --------------------------------------------------
                             --------------------------------------------------

                             --------------------------------------------------
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(1)   Need not be completed by  shareholders  delivering  Preferred  Shares by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all Preferred Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

           This Letter of Transmittal is to be completed by shareholders of the Dunes, either if certificates evidencing Preferred Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Preferred Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase (as defined below). See Instruction 2.

           Shareholders whose certificates evidencing Preferred Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Introduction to the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. See Instruction 2.

                                TENDER OF SHARES

[  ]     Check here if Preferred Shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver Preferred Shares by book-entry transfer):


Name of Tendering Institution: _______________________________________________



Account Number: ______________________________________________________________



Transaction Code Number: _____________________________________________________


[  ]     Check here if Preferred Shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:


Name(s) of Registered Holder(s): _____________________________________________



Window Ticket No.  (if any): _________________________________________________



Date of Execution of Notice of Guaranteed Delivery: __________________________



Name of Institution which Guaranteed Delivery: _______________________________


[  ]     If delivered by Book-Entry Transfer, check box:


Account Number: ______________________________________________________________



Transaction Code Number: _____________________________________________________

                    Note: Signatures must be provided below.

                 Please read the instructions set forth in this
                        Letter of Transmittal carefully.

Ladies and Gentlemen:

      The undersigned hereby tenders to Dunes Hotels and Casinos, Inc., a New York corporation (the "Dunes"), all of the above-referenced shares of Series B, $7.50 Cumulative Preferred Stock, $0.50 par value, of the Dunes (the "Preferred Shares"), pursuant to the Dunes' offer to purchase all of the outstanding Preferred Shares at a price of $30.00 per Preferred Share, net to the seller in cash, without interest thereon, subject to reduction for any applicable federal backup or other withholding or stock transfer taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 31, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

      Subject to, and effective upon, acceptance for payment of and payment for the Preferred Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Dunes all right, title and interest in and to all the Preferred Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Preferred Shares) and rights declared, paid or distributed in respect of such Preferred Shares on or after October 31, 2000 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Preferred Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Preferred Shares and all Distributions, or transfer ownership of such Preferred Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Dunes, (ii) present such Preferred Shares and all Distributions for transfer on the books of the Dunes and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares and all Distributions, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Shares tendered hereby and all Distributions, that when such Preferred Shares are accepted for payment by the Dunes, the Dunes will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Preferred Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed to be necessary or advisable to complete the sale, the assignment and transfer of the Preferred Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Dunes all Distributions in respect of the Preferred Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Dunes shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Preferred Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Dunes in its sole discretion.

      No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      The undersigned understands that tenders of Preferred Shares pursuant to any one of the procedures described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Dunes's acceptance of such Preferred Shares for payment will constitute a binding agreement between the undersigned and the Dunes upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Dunes may not be required to accept for payment any Preferred Shares tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Preferred Shares purchased, and return all Share Certificates evidencing Preferred Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Preferred Shares purchased and all Share Certificates evidencing Preferred Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Preferred Shares purchased and return all Share Certificates evidencing Preferred Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Preferred Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Dunes has no obligation, pursuant to the "Special Payment Instructions", to transfer any Preferred Shares from the name of the registered holder(s) thereof if the Dunes does not accept for payment any of the Preferred Shares tendered hereby.

[  ]  Check here if any of the Share Certificates representing Preferred
      Shares that you own have been lost, destroyed or stolen and see Instruction 10.

Number of Preferred Shares represented by lost, destroyed or stolen certificates: ________________________________________________________________


______________________________________________________________________________

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)



           To be completed ONLY if the check for the purchase price of Preferred Shares or Share Certificates evidencing Preferred Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Preferred Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.


           Issue:    [ ] Check  [ ] Certificate(s) to:


Name:      ___________________________________________________________________
                                 (Please Print)



Address:   ___________________________________________________________________



           ___________________________________________________________________
                               (Include Zip Code)



           __________________________________________________________________
                Taxpayer Identification or Social Security Number
                      (See Substitute Form W-9 on Page 13)



[  ]       Credit Preferred Shares delivered by book-entry transfer and not purchased to the account set forth below at The Depository Trust Company.


           __________________________________________________________________
                                (Account Number)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (INSTRUCTIONS 1, 5, 6 AND 7)



           To be completed ONLY if the check for the purchase price of Preferred Shares purchased or Share Certificates evidencing Preferred Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered".


           Mail:     [ ] Check  [ ] Share Certificate(s) to:



Name:      ___________________________________________________________________
                                 (Please Print)



Address:   ___________________________________________________________________


           ___________________________________________________________________
                               (Include Zip Code)


           ___________________________________________________________________
                Taxpayer Identification or Social Security Number
                      (See Substitute Form W-9 on Page 13)

                        IMPORTANT: SHAREHOLDERS SIGN HERE


      _________________________________________________________________________
                           (Signature(s) of Holder(s))

         Dated: _________________, 2000

         (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by (a) person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


Name(s): _____________________________________________________________________




         _____________________________________________________________________
                                 (Please Print)



Capacity (full title):________________________________________________________



Address: _____________________________________________________________________


         _____________________________________________________________________
                               (Include Zip Code)



Area Code and Telephone No.:__________________________________________________



Tax Identification or Social Security No.:____________________________________

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)



                     FOR USE BY FINANCIAL INSTITUTIONS ONLY




Authorized Signature:_________________________________________________________




Name:_________________________________________________________________________
                                 (Please Print)




Title:________________________________________________________________________




Name of Firm:_________________________________________________________________



Address:______________________________________________________________________
                               (Include Zip Code)




Area Code and Telephone Number:_______________________________________________




Date: ________________________________, 2000





PLACE MEDALLION GUARANTEE IN SPACE BELOW

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Preferred Shares) of Preferred Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Preferred Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

      2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if Preferred Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Preferred Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Preferred Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the cover page of this Letter of Transmittal prior to the Expiration Date, (as defined in the Introduction to the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Preferred Shares pursuant to the guaranteed delivery procedure described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Dunes, must be received by the Depositary prior to the Expiration Date, and (iii) the Share Certificates evidencing all physically delivered Preferred Shares in proper form for transfer by delivery, or a confirmation of a book- entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Preferred Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within 3 trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "THE OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

      The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent tenders will be accepted and no fractional Preferred Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Preferred Shares for payment.

      3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Preferred Shares evidenced by such Share Certificates and the number of Preferred Shares tendered should be listed on a separate schedule and attached hereto.

      4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Preferred Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Preferred Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, new Share Certificate(s) evidencing the remainder of the Preferred Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offer. All Preferred Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Preferred Shares without alteration, enlargement or any other change whatsoever.

      If any Preferred Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Preferred Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Preferred Shares.

      If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Preferred Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Preferred Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Preferred Shares tendered hereby, the Share Certificate(s) evidencing the Preferred Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Dunes will pay all stock transfer taxes with respect to the sale and transfer of any Preferred Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Preferred Shares purchased is to be made to, or Share Certificate(s) evidencing Preferred Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Preferred Shares purchased, unless evidence satisfactory to the Dunes of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Preferred Shares tendered hereby.

      7. Special Payment and Delivery Instructions. If a check for the purchase price of any Preferred Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Preferred Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered", the appropriate boxes on this Letter of Transmittal must be completed.

Shareholders delivering Preferred Shares tendered hereby by book-entry transfer may request that Preferred Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions". If no such instructions are given, all such Preferred Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated in this Letter of Transmittal as the account from which such Preferred Shares were delivered.

      8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Dunes at its address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Dunes.

      9. Substitute Form W-9. Under the federal income tax law, a shareholder whose tendered Preferred Shares are accepted for payment is required by law to provide the Depositary (as Payer) with such shareholder's correct Tax Identification Number ("TIN") on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Preferred Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

      Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Service Form W-8 or W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 or Form W-8BEN can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      To prevent backup withholding on payments that are made to a shareholder with respect to Preferred Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (i) such shareholder is exempt from backup withholding; (ii) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or
(iii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

      See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Preferred Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. To expedite replacement, call ChaseMellon Shareholder Services at 1-800-526-0801.

      11. Waiver of Conditions. The conditions to the Offer may be waived by the Dunes, in whole or in part, at any time and from time to time, in the Dunes' sole discretion.

             PAYER'S NAME: ChaseMellon Shareholder Services, L.L.C.


-------------------------------------------------------------------------------
               Part 1 - Please provide your TIN in    Social Security Number or
               the box at the  right  and  certify     Employer Identification
               by signing and dating below.                    Number:

                                                       ----------------------
--------------------------------------------------------------------------------

                Part 2 - For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

--------------------------------------------------------------------------------
SUBSTITUTE      CERTIFICATION--Under penalties of perjury, I certify that:
Form W-9
Department of        (1)  the number shown on this form is my correct Taxpayer
the Treasury    Identification Number (or a Taxpayer Identificatioin Number has
Internal        not been issued to me and either (a) I have mailed or delivered
Revenue         an application to receive a Taxpayer Identification Number to
Service         to the appropriate Internal Revenue Service ("IRS") or Social
                Security for Taxpayer Administration office or (b) I intend to
Payer's         mail or deliver an Identification application in the near
Request         future. I understand that if I do not Number ("TIN") provide a
for Taxpayer    Taxpayer Identification Number within sixty (60) days, 31%  of
Idntification   all reportable payments made to me thereafter may be withheld
Number ("TIN")  until I provide a number); and

                     (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to withholding.

                CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item
                (2). (Also see instructions in the enclosed Guidelines.)
                ---------------------------------------------------------------



                Date: _______________, 2000               Signature:


--------------------------------------------------------------------------------


      NOTE:     Failure to complete and return this form may result in backup withholding of 31% of any payments made to you pursuant to the Offer. For additional details, please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      IMPORTANT: This Letter of Transmittal or facsimile hereof, properly completed and duly executed, or an Agent's Message in the case of a book-entry delivery (together with any required signature guarantees and Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).


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


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                  GIVE THE SOCIAL SECURITY NUMBER OF:
-------------------------------------------------------------------------------
1.  An individual's account                 The individual
2.  Two or moreindividuals                  The actual owner of the account or,
    (joint account)                          if combined funds, any one of
                                           the individuals (1)
5.  Custodian account of a minor            The minor(2)
    (Uniform Gift to Minors Act)
6.  a.  The usual revocable savings         The grantor -  trustee (1)
       trust account(grantor is also
       trustee)
    b.  So-called  trust account that is    The actual owner (1)
       not a legal or valid trust under
       State law
5.  Sole proprietorship account             The Owner (4)
6.  A valid trust, estate,
    or pension trust                        The  legal  entity  (Do not furnish
                                           the identifying number of the
                                           personal representative or trustee
                                           unless the legal entity itself is
                                           not designated in the account
                                           title.) (4)
7.  Corporate account                       The corporation
10. Religious,charitable, or                The organization
    educational Organization account
9.  Partnership                             The partnership
11. Association, club, or other             The organization
    tax-exempt Organization
11. A broker or registered nominee          The broker or nominee
12. Account with the Department of          The public entity
    Agriculture in the name of a public
    entity (such as a State or local
    government, school district, or prison)
    that receives agricultural program
    payments
-------------------------------------------------------------------------------

    (1)  List first and circle the name of the person whose number you furnish.
    (2)  Circle the minor's name and furnish the minor's social security number.
    (3)  Show the name of the owner.  You may also enter your business name.
         You may use your Social Security or Employer Identification Number.
    (4) List first and circle the name of the legal trust, estate, or pension trust.

    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

    OBTAINING A NUMBER
    If you don't have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

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


PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
o   A corporation.
o   A financial institution.
o An organization exempt from tax under Section 501(a), or an individual retirement plan.
o   The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o   An international organization or any agency, or instrumentality thereof.
o   A registered dealer in securities or commodities registered in the U.S.
    or a possession of the U.S.
o   A real estate investment trust.
o   A common trust fund operated by a bank under Section 584(a).
o An exemption charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).
o   An entity registered at all times under the Investment Company Act of 1940.
o   A foreign central bank of issue.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
o   Payments to nonresident aliens subject to withholding under Section
    1441.
o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o   Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:
o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
o   Payments described in Section 6049(b)(5) to nonresident aliens.
o   Payments on tax-free government bonds under Section 1451.
o   Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(4) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(5)  CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.
     If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.00.
(6)  CRIMINAL PENALTY FOR FALSIFYING INFORMATION.
     Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX
                    ADVISOR OR THE INTERNAL REVENUE SERVICE.



                ------------------------------------------------



Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Dunes at the following telephone number and address:

                                    Thomas Steele
                                    8441 E. 32n Street N., Suite 200
                                    Wichita, Kansas  67226
                                    (316) 636-1070, Ext. 28

                                        16